UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                               December 20, 2004
               Date of Report (Date of Earliest Event Reported)

                                  ZiLOG, Inc.
            (Exact name of Registrant as specified in its charter)


Delaware                              001-13748               13-3092996
(State or other Jurisdiction     (Commission File No.)      (IRS Employer
of  Incorporation)                                          Identification No.)


                                532 Race Street
                          San Jose, California 95126
         (Address of principal executive offices, including zip code)


                                (408) 558-8500
             (Registrant's telephone number, including area code)


===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 1.01  Entry into a Material Definitive Agreement.

On December 20, 2004, ZiLOG, Inc. (the "Registrant") entered into an employment offer letter ("Offer Letter") with Ramesh G. Ramchandani for the position of the Registrant's Executive Vice President of Marketing. The Offer Letter confirms the terms of Mr. Ramchandani's employment with the Registrant including his receiving a salary of $320,000 annually and a sign-on bonus of $65,000 and his participation in the Registrant's health, insurance and employee benefit plans. Under the Offer Letter, Mr. Ramchandani will also be eligible for Quarterly Incentive Plan bonus awards based on achievement of financial objectives pursuant to the terms and conditions of the 2004 Incentive Program. In addition, in lieu of participation in the MBO Incentive Plan within the 2004 Incentive Program the Registrant has guaranteed bonus payments for the first two years of his employment equal to approximately $80,000 for each six-month period of service, provided that Mr. Ramchandani remains employed with the Registrant on the relevant bonus payment dates.

Furthermore, Mr. Ramchandani received options to purchase 160,000 shares of the Registrant's common stock that will vest over four years and with an exercise price equal to the closing price of the Registrant's common stock on the date that the option was granted. Under the Offer Letter, on the first anniversary of employment, at the subsequent scheduled Board of Directors meeting, subject to satisfactory performance of Mr. Ramchandani's responsibilities and approval of the Registrant's Board of Directors, the Registrant will recommend that its Board grant Mr. Ramchandani an additional 40,000 options to purchase shares of the Registrant's common stock that will vest over four years with an exercise price equal to the closing price of the Registrant's common stock on the date that the option is granted.

The Offer Letter also confirms that in connection with his relocation to California, Mr. Ramchandani received a payment of $112,751 for moving and temporary living costs, which along with the sign-on bonus is subject to reimbursement on a pro-rata basis if Mr. Ramchandani terminates his employment prior to completing one year of service.

The foregoing description of the Offer Letter is qualified in its entirety by the full text of the Offer Letter, which is attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits.

         The following exhibit is furnished with this report on Form 8-K:

         10.1 Employment Offer Letter signed on December 20, 2004 and dated as of December 17, 2004 from ZiLOG, Inc. to Ramesh G. Ramchandani


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ZiLOG, INC.


                                                By: /s/ John Rodman
                                                    -----------------------
                                                    John Rodman
                                                    Vice President and
                                                    Corporate Controller

                                                       Date: December 21, 2004

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EXHIBIT NUMBER        DESCRIPTION

   10.1 Employment Offer Letter signed on December 20, 2004 and dated as of December 17, 2004 from ZiLOG, Inc. to Ramesh G. Ramchandani.